Exhibit 23.1


                        [ARTHUR ANDERSEN LLP letterhead]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 10, 1998 included in Seacoast Financial Services Corporation's Form 10-K for the year ended October 31, 1998 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP


Boston, Massachusetts
March 3, 1999